UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On October 3, 2022, Blue Apron Holdings, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Distribution Agreement”) with Canaccord Genuity LLC, as sales agent (the “Sales Agent”), pursuant to which the Company may issue and sell shares of its Class A common stock, $0.0001 par value per share, having an aggregate offering price of up to $14,999,425 (the “Shares”), from time to time through the Sales Agent (the “Offering”). Also, on October 3, 2022, the Company filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) in connection with the Offering (the “Prospectus Supplement”) under its existing shelf registration statement, which became effective on July 23, 2020 (File No. 333-237889) (the “Registration Statement”), and the base prospectus contained therein. A copy of the Prospectus Supplement is attached hereto as Exhibit 99.1.

Upon delivery of a placement notice, and subject to the terms and conditions of the Distribution Agreement, the Sales Agent may sell the Shares by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended. The Company may sell the Shares in amounts and at times to be determined by the Company from time to time subject to the terms and conditions of the Distribution Agreement, but it has no obligation to sell any of the Shares in the Offering.

The Company or the Sales Agent may suspend or terminate the Offering upon notice to the other party and subject to other conditions. The Sales Agent will act as sales agent on a commercially reasonable efforts basis consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of the New York Stock Exchange.

The Company has agreed to pay the Sales Agent commissions for its services in acting as sales agent in the sale of the Shares in the amount of up to 3.0% of the gross proceeds from the sale of the Shares pursuant to the Distribution Agreement. The Company has also agreed to provide the Sales Agent with customary indemnification and contribution rights.

A copy of the Distribution Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Shares are registered pursuant to the Registration Statement and the base prospectus contained therein, and offerings for the Shares will be made only by means of the Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 2.02	Results of Operations and Financial Condition.

The information under "The Offering - Recent Developments - Preliminary Q3 Results" in the Prospectus Supplement is incorporated into this Item 2.02 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On September 28, 2022, Randy J. Greben, Chief Financial Officer, Treasurer of the Company, notified the Company of his decision to resign as Chief Financial Officer and Treasurer, effective October 17, 2022, to pursue another opportunity. Mr. Greben’s resignation is not the result of any dispute or disagreement with the Company, the Company’s management or the Company’s board of directors (the “Board”) on any matter relating to the operations, policies or practices of the Company.

(c)

On September 29, 2022, the Board appointed Mitchell Cohen as interim Chief Financial Officer, effective as of October 17, 2022, at which time Mr. Cohen will also serve as the Company’s principal financial officer and principal accounting officer. Pursuant to the terms of the Interim Services Agreement (defined below), Mr. Cohen will provide transition services to the Company from September 29, 2022 through October 17, 2022. Mr. Cohen, age 66, has more than 25 years of financial, operations and general business experience as a senior executive, including for several public and private companies. Since January 2018, he has provided financial consulting and chief financial officers services to a variety of public and private companies, most recently as an employee of Randstad Professionals US, LLC d/b/a Tatum (“Tatum”), an executive services firm, which he joined in April 2022. From August 2013 to December 2017, Mr. Cohen served as chief financial officer of Athenian Venture Partners, a venture capital firm. Mr. Cohen will remain an employee of Tatum while serving as the Company’s interim Chief Financial Officer.

In connection with the appointment of Mr. Cohen, the Company entered into an interim services agreement, dated as of September 29, 2022 (the “Interim Services Agreement”), with Tatum. Pursuant to the Interim Services Agreement, Tatum will be paid hourly fees for the services provided by Mr. Cohen. The Company has also agreed to maintain officers insurance covering Mr. Cohen at all times the Interim Services Agreement remains in effect and, with respect to occurrences arising during the term of the Interim Services Agreement, for at least five years following its termination. The Company may terminate the Interim Services Agreement and the services of Mr. Cohen at any time and for any reason upon 30 days’ written notice. Upon such termination, the Company shall only be responsible for the fees that have accrued under the Interim Services Agreement through the date of termination.

There are no arrangements or understandings between Mr. Cohen and any other persons pursuant to which he was retained as interim Chief Financial Officer, other than the Interim Services Agreement discussed above. There are no familial relationships between Mr. Cohen and any of the Company’s directors or executive officers and Mr. Cohen has no direct or indirect material interest in any transaction required to be disclosed by the Company pursuant to Item 404(a) of Regulation S-K.

(e)

Arrangements with Randy J. Greben

In connection with Mr. Greben’s resignation as Chief Financial Officer, Treasurer and an employee of the Company, the Company will enter into a separation agreement (the “Separation Agreement”) with Mr. Greben, pursuant to which Mr. Greben will provide a customary general release of claims against the Company arising out of or related to his employment with or separation from the Company and agree to certain restrictive and other covenant obligations. In consideration for the foregoing, Mr. Greben will be entitled to a cash payment of $140,000, subject to his execution of the Separation Agreement and nonrevocation of the release contained therein.

Arrangements with Mitchell Cohen

Reference is made to the disclosure in Item 5.02(c) above regarding the Interim Services Agreement with Tatum.

Item 7.01 Regulation FD Disclosure.

Updated Outlook

The information under "The Offering - Recent Developments - Updated Outlook" in the Prospectus Supplement and attached as Exhibit 99.1 is incorporated into this Item 7.01 by reference.

Management Changes Press Release

On September 29, 2022, the Company issued a press release regarding Mr. Greben’s resignation as Chief Financial Officer, Treasurer and as an employee of the Company and Mr. Cohen’s announcement as interim Chief Financial Officer of the Company. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in or incorporated by reference into this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The information under "The Offering - Recent Developments - Pending Transactions Involving RJB Partners LLC and Other Affiliates of Joseph N. Sanberg" and the third and fourth paragraphs of "Use of Proceeds" in the Prospectus Supplement is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1	Equity Distribution Agreement, dated as of October 3, 2022, by and between the Company and the Sales Agent
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP
23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)
99.1	Prospectus Supplement, dated October 3, 2022, to the Registration Statement on Form S-3 (File No. 333-237889), as filed with the Securities and Exchange Commission on October 3, 2022
99.2	Press Release, dated September 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: October 3, 2022	By:	/s/ Randy Greben
Randy Greben
Chief Financial Officer and Treasurer